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                                                                   EXHIBIT 10.12

                         PLEDGE AND SECURITY AGREEMENT

          This Pledge and Security Agreement (the "Agreement") is entered into
                                                   ---------
this 1st day of November, 1999 by and between Aeneid Corporation, a California corporation (the "Company") and Douglas S. Bennett ("Purchaser").
                  -------                            ---------

                                   RECITALS
                                   --------

          In connection with Purchaser's purchase of certain shares of the Company's Common Stock (the "Shares") pursuant to a Restricted Stock Purchase
                             ------
Agreement dated November 1, 1999 between Purchaser and the Company, Purchaser is delivering a promissory note of even date herewith (the "Note") in full or
                                                         ----
partial payment of the exercise price for the Shares. The company requires that the Note be secured by a pledge of the Shares on the terms set forth below.

                                   AGREEMENT
                                   ---------

          In consideration of the Company's acceptance of the Note as full or partial payment of the exercise price of the Shares, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1.   The Note shall become payable in full on November 1, 2004.

          2. Purchaser shall deliver to the Secretary of the Company, or his or her designee (hereinafter referred to as the "Pledge Holder"), all
                                                 -------------
certificates representing the Shares, together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed by
                                                      ------------
Purchaser and by Purchaser's spouse (if required for transfer), in blank, for use in transferring all or a portion of the Shares to the Company if, as and when required pursuant to this Agreement. In addition, if Purchaser is married, Purchaser's spouse shall execute the signature page attached to this Agreement.

          3. As security for the payment of the Note and any renewal, extension or modification of the Note, Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company Purchaser's Shares (sometimes referred to herein as the "Collateral").
                                             ----------

          4. In the event that Purchaser prepays all or a portion of the Note, in accordance with the provisions thereof, Purchaser intends, unless written notice to the contrary is delivered to the Pledge Holder, that the Shares represented by the portion of the Note so repaid, including annual interest thereon, shall continue to be so held by the Pledge Holder, to serve as independent collateral for the outstanding portion of the Note.

          5. In the event of any foreclosure of the security interest created by this Agreement, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of the Company, the securities laws affecting sale of the Shares make a public sale of the Shares commercially unreasonable. The parties further agree that the repurchasing of such Shares by the
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Company, or by any person to whom the Company may have assigned its rights under this Agreement, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares, taking into effect any limitation on transferability, whether due to the size of the block of shares or the restrictions of applicable securities laws..

          6. In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

          (a) To the extent necessary, proceeds shall be used to pay all reasonable expenses of the Company in enforcing this Agreement and the Note, including, without limitation, reasonable attorney's fees and legal expenses incurred by the Company.

          (b) To the extent necessary, proceeds shall be used to satisfy any remaining indebtedness under Purchaser's Note.

          (c)  Any remaining proceeds shall be delivered to Purchaser.

          7. Upon full payment by Purchaser of all amounts due under the Note, Pledge Holder shall deliver to Purchaser all Shares in Pledge Holder's possession belonging to Purchaser, and Pledge Holder shall thereupon be discharged of all further obligations under this Agreement; provided, however,
                                                            --------  -------
that Pledge Holder shall nevertheless retain the Shares as escrow agent if at the time of full payment by Purchaser said Shares are still subject to a Repurchase Option in favor of the Company.

          8. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without regard to conflicts of laws principles.

                                       2
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          The parties have executed this Pledge and Security Agreement as of the date first set forth above.

                                COMPANY:

                                AENEID CORPORATION

                                By: /s/ Mark Elder
                                   ------------------------------------
                                Name:  Mark Elder
                                     ----------------------------------
                                      (print)

                                Title:  Treasurer
                                       --------------------------------

                                Address:

                                282 2/nd/ Street, Suite 200
                                San Francisco, CA 94105

                                PURCHASER:

                                DOUGLAS S. BENNETT

                                 /s/ Douglas S. Bennett
                                ---------------------------------------
                 (Signature)

                                Address: 12472 Anchorage Way
                                Fishers, IN 46038
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                                  ATTACHMENT A
                                  ------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------

          FOR VALUE RECEIVED and pursuant to that certain Pledge and Security Agreement between the undersigned ("Borrower") and Aeneid Corporation (the
                                    --------
"Company") dated January 28, 2000 (the "Agreement"), Borrower hereby sells,
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assigns and transfers unto the Company _____________________________ (________)
shares of the Common Stock of the Company standing in Borrower's name on the books of the Company and represented by Certificate No. ___, and hereby irrevocably appoints _____________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated: ___________________.

                                   Signature:

                                   ____________________________________________
                                   Douglas S. Bennett


                                   ____________________________________________
                                   Spouse of Douglas S. Bennett (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to transfer shares to the Company if, as and when required under the Pledge and Security Agreement without requiring additional signatures on the part of Borrower.